UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2002

                               Azul Holdings Inc.

             (Exact name of registrant as specified in its charter)



         Delaware                    000-14747                 04-2751102
----------------------------        -----------            -------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


6672 Gunpark Drive, Suite 100, Boulder, Colorado               80301
--------------------------------------------------            ----------
    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (303) 448-9441

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

On February 6, 2002, Azul Holdings, Inc. ("Azul") received a letter from Deloitte & Touche LLP in which Deloitte & Touche LLP submitted its resignation as independent accountants for Azul. On January 10, 2001, Azul had engaged Deloitte & Touche LLP as its new independent accountants. The Azul Holdings audit committee and board of directors had approved this new engagement. Deloitte & Touche LLP had replaced Richard A. Eisner & Company, LLP, who as previously reported in the Azul Holdings Current Report on Form 8-K dated December 11, 2000 was dismissed as independent accountants for Azul Holdings.

From the date of Deloitte & Touche LLP's appointment as Azul's independent accountants through their resignation on February 6, 2002, there were no disagreements between Azul and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference to the subject matter thereof in connection with their independent auditors' report.

We understand that this decision by Deloitte & Touche LLP was made because Azul has no material assets, no business operations and no personnel following a foreclosure sale of its assets resulting from an uncured default on its secured indebtedness. For that reason Azul does not anticipate being able to prepare future periodic filings under the Securities Exchange Act of 1934 nor does it anticipate engaging replacement independent accountants.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. For this purpose, any statements contained herein that are not statements of historical fact and statements as to future occurrence containing the word will or similar expressions may be deemed to be forward-looking statements. The risk factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 and the factors discussed under the Management's Discussion and Analysis of Financial Condition and Results of Operations caption in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001 could cause actual results to differ materially from those expressed or implied by forward-looking statements made herein and presented elsewhere by management from time to time. Such forward-looking statements represent management's current expectations and are inherently uncertain. Investors are cautioned that actual results may differ materially from management's expectations.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  March 11, 2002                    AZUL HOLDINGS INC.


                                         By: /s/ Edward S. Wittman
                                             ---------------------
                                             Edward S. Wittman
                                             Director